Exhibit 19
                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $3,653,882,481.67   $3,510,000,000.00
     Current Floating Allocation Pct.        51.00422140%        48.99577860%
    Total Adj. Principal Collections   $1,952,820,168.80   $1,875,922,071.07
    Principal Default Amounts                      $0.00               $0.00
     As a Percentage of Collections           0.00000000%         0.00000000%
    Monthly Principal Amortized                                        $0.00
    Ending Principal Receivables       $2,050,745,637.92   $3,510,000,000.00
     New Floating Allocation Pct.            36.87896860%        63.12103140%
   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $28,792,793.14      $27,658,991.33
  -----------------------------------------------------------------------------
   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2. Breach of any representation or warranty made x in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford
    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6. Available Subordinated Amount has been reduced x to less than the Required Subordinated Amount
    7. Servicer Default has occurred x 8. Average monthly payment rate for past three x periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11. Outstanding principal amount of the certificates x is not repaid by the expected payment date

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $7,163,882,481.67
     Current Floating Allocation Percentage                     100.00000000%
    Total Adjusted Principal Collections                   $3,828,742,239.87
     Payment Rate                                                      53.45%
     Principal Collections                                 $3,341,862,110.36
     Principal Collection Adjustments                        $484,061,859.06
     Principal Collections for Status Dealer Accounts          $2,818,270.45
    Principal Default Amounts                                          $0.00
     As a Percentage of Collections                               0.00000000%
    Aggregate New Principal Receivables                    $2,225,605,396.12
    Ending Principal Receivables                           $5,560,745,637.92
     New Floating Allocation Percentage                         100.00000000%
   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $56,451,784.47
     Interest Collections                                     $56,420,664.15
     Interest Collections for Status Dealer Accounts              $31,120.32
     Recoveries on Receivables Written Off                             $0.00
    Monthly Yield                                                       9.46%
    Used Vehicle Principal Receivables Balance                $96,742,786.54
                                                                           1.74%
   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                          $9,076,713.24
     Principal Collections                                     $2,818,270.45
     Principal Write Offs                                              $0.00
     Interest Collections                                         $31,120.32
    Ending Balance                                             $6,258,442.79
   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $390,000,000.00
    Required Subordinated Amount                             $390,000,000.00
    Required Participation  4.00%                            $140,400,000.00
    Required Participation and Subordinated Amount           $530,400,000.00

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $2,050,745,637.92
     Current Participation Percentage                                 386.64%
    Current Participation Shortfall                                    $0.00
    Available Seller Collections                           $1,981,612,961.94
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                  $1,981,612,961.94

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      13.95891128%

    Total Adjusted Principal collections                     $534,450,732.50
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,880,054.51

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,880,054.51
     Investment and Net Swap Proceeds                          $7,397,956.32
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $18,778,010.83

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month              $6,494,791.67
    Current Interest Paid                                     $11,911,458.34
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,533,219.16

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $32,500,000.02
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $32,500,000.02
    Interest Payment Amount Paid                              $32,500,000.02
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                    $32.50000002
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $32.50000002

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                      11.16712903%

    Total Adjusted Principal collections                     $427,560,586.00
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $6,304,043.61

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,304,043.61
     Investment and Net Swap Proceeds                          $1,918,363.45
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund               $11,022,407.06

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month              $1,862,500.03
    Current Interest Paid                                      $5,529,166.70
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,026,573.69

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $22,000,000.02
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $22,000,000.02
    Interest Payment Amount Paid                              $22,000,000.02
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                    $27.50000003
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $27.50000003

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      13.40055483%

    Total Adjusted Principal collections                     $513,072,703.20
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,564,852.33

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,564,852.33
     Investment and Net Swap Proceeds                            $249,095.35
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $11,173,947.68

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 5.1300%
     Days in Interest Period                                              32
    Current Interest Due                                       $4,377,600.00
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $252,866.67
    Current Interest Paid                                      $4,630,466.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,383,481.01

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $12,448,800.00
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $12,448,800.00
    Interest Payment Amount Paid                              $12,448,800.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                    $12.96750000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $12.96750000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                      10.46918346%

    Total Adjusted Principal collections                     $400,838,049.37
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $5,910,040.88

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $5,910,040.88
     Investment and Net Swap Proceeds                             $10,636.99
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $8,545,677.87

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 5.4000%
     Days in Interest Period                                              32
    Current Interest Due                                       $3,600,000.00
    Net Trust Swap Receipts not req. to be paid                  $141,666.67
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,458,333.33
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,837,344.54

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $3,458,333.33
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $141,666.67
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations
    Certificates
     Current Floating Allocation Percentage

    Total Adjusted Principal collections
    Principal Default Amounts
    Total Interest Collections

   Source and Use of Funds
     Investor Interest Funding Account Balance
     Investment and Net Swap Proceeds
     Reserve Fund Balance
    Total Investor Collections and Reserve Fund

     Certificates Outstanding
     Certificate Rate
     Days in Interest Period
    Current Interest Due
    Net Trust Swap Receipts not req. to be paid
    Prior months Swap Receipts payable this month
    Current Interest Paid
    Current Interest Shortfall

    Additional Interest Due
    Additional Interest Paid
    Additional Interest Shortfall

    Deferred Interest Due
    Deferred Interest Paid
    Deferred Interest Shortfall

    Servicing Fees Due FMCC  1.00%
    Servicing Fees Paid
    Servicing Fees Shortfall

    Deferred Servicing Fees Due FMCC
    Deferred Servicing Fees Paid
    Deferred Servicing Fees Shortfall

     Reserve Fund Required Amount
    Reserve Fund Deposit (Draw) Amount

    Current Investor Default Amount Due
    Current Investor Default Amount Paid
    Current Investor Default Amount Shortfall

    Deferred Investor Default Amount Due
    Deferred Investor Default Amount Paid
    Deferred Investor Default Amount Shortfall

    Asset Composition Premium
    Excess Servicing (Deficiency) Amount

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    08/04/99 07:57 am
  Investor Reporting System  v2.7     Monthly Statement         07/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation
    Incremental Subordinated Amount
    Available Subordinated Amount
    Required Subordinated Amount

    Required Participation  4.00%
    Required Participation and Subordinated Amount

    Subordinated Draw Amount
    Reserve Fund Deposit

    Reserve Fund Balance

    Controlled Distribution Amount
    Principal Funding Account Balance
    Excess Funding Account Balance
    Principal Payment Amont
    Pool Factor

    Interest Funding Account Balance
    Interest Payment Date?
    Cum. Net Trust Swap Receipts not req. to be paid
    Interest Payment Amount Due
    Interest Payment Amount Paid
    Interest Payment Amount Shortfall

   Distributions to Holders of Certificates
   (per $1,000 denomination certificate)
    Total Amount Distributed
    Total Amount Allocable to Principal
    Total Amount Allocable to Interest